                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 Current Report



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report  (Date of earliest event reported):  August 9, 1999



                              J. CREW GROUP, INC.
             (Exact name of registrant as specified in its charter)



     New York                   333-42427                   22-2894486
---------------------     ---------------------      ------------------------
   (State or other             (Commission               (I.R.S. Employer
   jurisdiction of             File Number)             Identification No.)
   incorporation)


                    770 Broadway, New York, New York  10003
                    (Address of principal executive offices)
                                   (Zip code)


                                 (212) 209-2500
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.

     The Corporation has reached a settlement in the two lawsuits relating to its purchasing clothing products from independent garment manufacturers in Saipan (Commonwealth of Northern Mariana Islands). The settlement will be presented to Federal and State courts for preliminary approval and class notice.

     The decision to settle these actions is not an admission of any wrong-doing, but reflects the significant legal fees, other expenses and management time that would have to be devoted to continue to vigorously defend these actions in the courts. Only a very small percentage of clothing sold by the Corporation was manufactured by the defendant garment manufacturers in Saipan, and the settlement will not have a material impact on the financial condition of the Corporation.










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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       J. CREW GROUP, INC.



                                       By:/s/  Mark A. Sarvary
                                          ------------------------------
                                          Name:  Mark A. Sarvary
                                          Title: Chief Executive Officer

Date:  August 9, 1999





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